                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 July 1, 1999
                                Date of report


                             CALLAWAY GOLF COMPANY
               (Exact name of Registrant as Specified in Charter)


           Delaware                             1-10962                          95-3797580
(State or Other Jurisdiction of         (Commission File Number)        (I.R.S. Employer Identification
        Incorporation)                                                             Number)


                              2285 Rutherford Road
                            Carlsbad, CA 92008-8815
                    (Address of Principal Executive Offices)


                                 (760) 931-1771
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER

Reincorporation in Delaware

     On July 1, 1999, Callaway Golf Company, a California corporation ("Callaway Golf California"), completed a reincorporation in Delaware (the "Reincorporation") through the merger of Callaway Golf California with and into its wholly-owned subsidiary, Callaway Golf Company, a Delaware corporation ("Callaway Golf Delaware" or the "Company"). As of the effective date of the merger, Callaway Golf California ceased to exist.

     The Reincorporation effects a change in the legal domicile of the Company and will not result in any change in the Company's business, management, employees, fiscal year, assets or liabilities, location of any of the facilities (including corporate headquarters) and will not result in any relocation of management or other employees. The Reincorporation was approved by the holders of a majority of the outstanding shares of Common Stock of Callaway Golf California on May 5, 1999.

     Pursuant to the Agreement and Plan of Merger between Callaway Golf Delaware and Callaway Golf California, each share of Callaway Golf California's Common Stock, $0.01 par value, was automatically converted into one share of Callaway Golf Delaware's Common Stock, par value $0.01 per share and each previously issued share of Callaway Golf California Common Stock, $0.01 par value per share, was cancelled on the effective date of the merger. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CALLAWAY GOLF DELAWARE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)  Financial Statements of Business Acquired

               Not applicable.

   (b)  Pro Forma Financial Information

               Not applicable.

   (c)  Exhibits

          Set forth below is a list of exhibits included as part of this Current Report.

Exhibit Number                Description of Exhibit
--------------                ----------------------

   2.1 Agreement and Plan of Merger between Callaway Golf Company, a Delaware corporation, and Callaway Golf Company, a California corporation, dated July 1, 1999

   3.1 Certificate of Incorporation of Callaway Golf Company, a Delaware corporation

   3.2              Bylaws of Callaway Golf Company, a Delaware corporation

                                       2
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 1999
                              CALLAWAY GOLF COMPANY


                              By: /s/ David A Rane
                                  --------------------------------------
                                  David A. Rane
                                  Executive Vice President, Administration and
                                  Planning, and Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


Exhibit Number                Description of Exhibit
--------------                ----------------------

     2.1 Agreement and Plan of Merger between Callaway Golf Company, a Delaware corporation, and Callaway Golf Company, a California corporation, dated July 1, 1999

     3.1 Certificate of Incorporation of Callaway Golf Company, a Delaware corporation

     3.2            Bylaws of Callaway Golf Company, a Delaware corporation

                                       4